SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 17, 2004
                               -----------------
                Date of Report (Date of earliest event reported)


                               PEOPLEVIEW, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



                                   Nevada
                                   ------
                 (State or other jurisdiction of incorporation)


     000-27507                                                88-0350448
     ---------                                                ----------
(Commission  File  Number)                                 (IRS  Employer
                                                     Identification  No.)


         27130A Paseo Espada, Suite 1427, San Juan Capistrano, CA  92675
         ---------------------------------------------------------------
              (address of principal executive offices)     (Zip Code)


                                 (949) 481-7550
                                 --------------
              (Registrant's telephone number, including area code)



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Item  2.  Disposition  of  Assets.

On March 17, 2004, the registrant completed the sale of its business operations and all assets related thereto, to Workstream Inc., a Canadian corporation, in exchange for cash consideration of $300,000 and 350,000 shares of Workstream Inc. common stock. The amount and nature of the consideration was arrived at through arms length negotiations between the parties. The assets sold by the registrant as well as more information about the purchaser are included in the press release attached to this filing as exhibit 99.1.

Item  7.  Exhibits

Exhibit  No.     Description

2.1              Asset  Purchase  Agreement
99.1             Press  Release

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEOPLEVIEW,  INC.


                                       By:  /s/ James P. Stapleton
                                       -----------------------------
                                       James  P.  Stapleton
Date:  April  2,  2004                 Chief  Financial  Officer